                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                          June 30, 2006
                                                        ($ in Thousands)



                                              12/05 QTR                    3/06 QTR                    6/06 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   24,736                  $   24,810                  $   24,910
                          - General              24,410                      24,484                      24,584
                          - Specific                326                         326                         326
Net Charge-offs (Recoveries) for the Qtr             20                          12                           -
Nonperforming Assets - Total                      7,779                       6,957                       6,243
                          - REO                     410                           0                         502
                          - Nonaccrual            7,369                       6,957                       5,741
Troubled Debt Restructuring                         281                         284                         295

Regulatory Capital Ratios - Tangible          1,144,708   13.86%          1,166,993    13.65%         1,187,086    13.51%
                          - Core              1,144,708   13.86           1,166,993    13.65          1,187,086    13.51
                          - Risk Based        1,163,041   25.65           1,184,961    25.21          1,205,414    24.87

                                              12/05 QTR                    3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD
                                               --------                    --------       --------     --------      --------
Loan Originations - Total                    $  597,101                  $  561,884     $1,158,985   $  630,376    $1,789,361
                          - Single-Family       297,693                     221,636        519,329      280,121       799,450
                          - Multi-Family         32,792                      37,965         70,757       35,466       106,223
                          - Land                 91,146                     108,073        199,219      134,101       333,320
                          - Construction        175,470                     194,210        369,680      180,688       550,368

                                              12/05 QTR                    3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD
                                               --------                    --------       --------     --------      --------
Loan Servicing Fee Income                    $    1,722                  $    1,362     $    3,084   $    1,644    $    4,728
Other Fee Income                                    221                         220            441          236           677
                                               --------                    --------       --------     --------      --------
    Total Fee Income                         $    1,943                  $    1,582    $    3,525    $    1,880         5,405
                                               ========                    ========       ========      ========      ========

                                              12/05 QTR                    3/06 QTR       3/06 YTD     6/06 QTR      6/06 YTD
                                               ------                      --------       --------     --------      --------
Average Loans                                $6,146,050                  $6,362,119     $6,252,897   $6,661,569    $6,389,121
Average Earning Assets                        8,077,990                   8,225,619      8,150,993    8,473,548     8,258,512
Average Assets                                8,270,494                   8,412,784      8,346,830    8,670,617     8,452,272
Average Paying Liabilities                    6,890,433                   7,056,452      6,972,530    7,329,227     7,091,429
Operating Expenses/Average Assets                  0.61%                       0.64%          0.63%        0.64%         0.63%
Efficiency Ratio                                  18.78                       19.62          19.21        20.41         19.60
Amortization of Intangibles                  $      269                  $      256     $      525          244           769

Repayments                                    12/05 QTR                    3/06 QTR        3/06 YTD    6/06 QTR      6/06 YTD
----------                                    ---------                   ---------        --------    --------      --------
     Loans                                   $  467,061                  $  402,335     $  869,396   $  431,941    $1,301,337
     MBS                                         54,625                      42,979         97,604       46,246       143,850

EOP Numbers                                   12/05 QTR                    3/06 QTR                    6/06 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                87,017,789                  87,187,699                  87,255,600

Share repurchase information                  12/05 QTR                    3/06 QTR        3/06 YTD    6/06 QTR       6/06 YTD
----------------------------                   --------                    --------        --------    --------       --------
Remaining shares auth. for repurchase         3,310,014                   3,310,014       3,310,014   3,310,014      3,310,014
Shares repurchased                                    -                           -               -           -              -
Average share repurchase price               $        -                  $        -     $         -  $        -     $        -


                                                               -1-


Tangible Book Value                           12/05 QTR                     3/06 QTR                    6/06 QTR
-------------------                           ---------                     --------                    --------
     $ Amount                                $1,141,648                   $1,158,706                  $1,162,734
     Per Share                                    13.12                        13.29                       13.33
# of Employees                                      751                          751                         761
Tax Rate - Going Forward                          35.50%                       34.25%                      35.50%

                                              AS OF 12/31/05              AS OF  3/31/06              AS OF 6/30/06
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $4,840,030  70.7%           $5,049,936  70.6%           $5,234,829  70.5%
     Multi-Family                               506,939   7.4               515,310   7.2               519,567   7.0
     Construction                             1,042,005  15.2             1,077,605  15.1             1,121,661  15.1
     Land                                       460,326   6.7               505,063   7.1               552,933   7.4
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $6,849,300  100%            $7,147,914  100%            $7,428,990  100%
                                             ==========  ====            ==========  ====            ==========  ====

                                              AS OF 12/31/05               AS OF 3/31/06               AS OF 6/30/06
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %     #
-----------------                              ------      -      -        ------      -      -         ------      -     -
     WA                                      $2,380,167  46.8%    43     $2,382,201  46.1%    43     $2,423,204   45.9%   43
     ID                                         524,886  10.3     16        532,071  10.3     16        541,506   10.2    16
     OR                                         913,637  18.0     27        947,706  18.4     27      1,001,512   19.0    27
     UT                                         299,433   5.9     10        302,450   5.9     10        312,931    5.9    10
     NV                                         136,666   2.7      3        134,579   2.6      3        126,773    2.4     3
     TX                                          57,496   1.1      3         62,984   1.2      3         59,970    1.1     3
     AZ                                         775,042  15.2     20        798,391  15.5     20        818,063   15.5    20
                                             ----------  ----    ---     ----------  ----    ---     ----------   ----   ---
     Total                                   $5,087,327  100%   122      $5,160,382  100%    122     $5,283,959   100%   122
                                             ==========  ====   ===      ==========  ====    ===     ==========   ====   ===

                                                  12/05 QTR                  3/06 QTR                   6/06 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   29,306   0.6%           $   26,690   0.5%           $   30,195   0.6%
NOW (interest)                                  175,067   3.4               184,743   3.6               192,604   3.6
Savings (passbook/stmt)                         187,034   3.7               176,654   3.4               167,128   3.2
Money Market                                    886,032  17.4               851,140  16.5               785,306  14.9
CD's                                          3,809,888  74.9             3,921,155  76.0             4,108,726  77.7
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $5,087,327  100%            $5,160,382  100%            $5,283,959  100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,412,390                  $1,426,877                  $1,435,791

Brokered Deposits                            $      ---                  $      ---                  $      ---


                                                                        -2-